Exhibit 99.2

September 26, 2019 Supplemental Presentation Second Quarter Fiscal 2020

Cautionary Statement Regarding Forward Looking Statements Statements in this presentation that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding Rite Aid’s outlook and guidance for fiscal 2020; the expected timing and the ability to complete the subsequent closings of the sale of the remaining Rite Aid distribution centers and related assets to Walgreens Boots Alliance, Inc. ("WBA"); Rite Aid’s competitive position and ability to implement new strategies following completion of such transaction with WBA; and any assumptions underlying any of the foregoing. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, our high level of indebtedness and our ability to make interest and principal payments on our debt and satisfy the other covenants contained in our debt agreements; general economic, industry, market, competitive, regulatory and political conditions; our ability to improve the operating performance of our stores in accordance with our long term strategy; the ongoing impact of private and public third-party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order; our ability to manage expenses and our investments in working capital; outcomes of legal and regulatory matters; changes in legislation or regulations, including healthcare reform; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs; risks related to the pending sale of the remaining Rite Aid distribution centers and related assets to WBA, including the possibility that the transactions may not close due to the failure to satisfy the minimal remaining conditions applicable only to the distribution centers being transferred at such distribution center closing; our ability to successfully execute and achieve benefits from our leadership transition plan and organizational restructuring, including managing the transition to our new chief executive officer and other management; the potential for operational disruptions due to, among other things, concerns of management, employees, current and potential customers, other third parties with whom we do business and shareholders; the success of any changes to our business strategy that may be implemented under our new chief executive officer and other management; our ability to achieve cost savings through the organizational restructurings within the anticipated timeframe, if at all; possible changes in the size and components of the expected costs and charges associated with the organizational restructuring plan; and the outlook for and future growth of the Company. These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K and in other documents that we file or furnish with the Securities and Exchange Commission (the “SEC”), which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date they are made. Rite Aid expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this presentation, whether as a result of new information, future events, changes in assumptions or otherwise. Safe Harbor Statement 2

Cautionary Note Regarding Pro Forma Information The following presentation provides certain pro forma information regarding the impact of Rite Aid’s pending sale of distribution centers and assets to WBA on Rite Aid’s results of operations and capital structure. The pro forma information is for illustrative purposes only, was prepared by management in response to investor inquiries and is based upon a number of assumptions. The pro forma information assumes the completion of all the asset sales when they actually take place over an extended period of time. Additional items that may require adjustments to the pro forma information may be identified and could result in material changes to the information contained herein. The information in this presentation is not necessarily indicative of what actual financial results of Rite Aid would have been had the sale occurred on the dates or for the periods indicated, nor does it purport to project the financial results of Rite Aid for any future periods or as of any date. Such pro forma information has not been prepared in conformity with Regulation S-X. Rite Aid’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to this preliminary financial information. Accordingly, they do not express an opinion or provide any form of assurance with respect thereto. The information in this presentation should not be viewed in replacement of results prepared in compliance with Generally Accepted Accounting Principles or any pro forma financial statements subsequently required by the rules and regulations of the SEC. Safe Harbor Statement (cont.) 3

The following presentation includes the non-GAAP financial measures, Adjusted EBITDA, Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share, Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A. Rite Aid defines Adjusted EBITDA as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, goodwill and intangible asset impairment charges, inventory write-downs related to store closings, loss on debt retirements, the WBA merger termination fee, and other items (including stock-based compensation expense, merger and acquisition-related costs, a non-recurring litigation settlement, severance, restructuring-related costs and costs related to facility closures and gain or loss on sale of assets). The current calculation of Adjusted EBITDA reflects a modification made in the second quarter of fiscal 2019 to eliminate the add back of revenue deferrals related to our customer loyalty program and to present amounts previously included within other as separate reconciling items. The presentation includes a reconciliation of Adjusted EBITDA to net income (loss), which is the most directly comparable GAAP financial measure. Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share exclude amortization expense, merger and acquisition-related costs, a non-recurring litigation settlement, loss on debt retirements, LIFO adjustments, goodwill and intangible asset impairment charges, restructuring-related costs and the WBA merger termination fee. The current calculations of Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share reflect a modification made in the second quarter of fiscal 2019 to add back all amortization expenses rather than the amortization of EnvisionRx intangible assets only. Additionally, the add back of LIFO (credit) charge when calculating Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share removes the entire impact of LIFO (credits) charges, and effectively reflects Rite Aid’s results as if the company was on a FIFO inventory basis. The presentation includes a reconciliation of Adjusted Net Income (Loss) to net income (loss), which is the most directly comparable GAAP financial measure. Adjusted EBITDA Gross Profit includes LIFO adjustments, depreciation and amortization (COGS portion only) and other items. The presentation includes a reconciliation of Adjusted EBITDA Gross Profit to Revenue, which is the most directly comparable GAAP financial measure. Adjusted EBITDA SG&A excludes depreciation and amortization (SG&A portion only), stock-based compensation expense, merger and acquisition-related costs, litigation settlement and other items. The presentation includes a reconciliation of Adjusted EBITDA SG&A to Revenue, which is the most directly comparable GAAP financial measure. Non-GAAP Financial Measures 4

Second Quarter Adjusted EBITDA of $134.2 million exceeded our expectations Retail Pharmacy: Same store 30-day equivalent prescription count grew 2.7% Strong expense control Generic drug cost savings EnvisionRx: Medicare Part D membership continues to drive revenues Improved pharmacy network performance Improved pharmacy network performance Owned brand penetration rate reached 19%: Thrifty Ice Cream has expanded to 900 additional stores in the Northwest and Northeast Robust pipeline of new items focused on health, beauty, and better-for-you natural and organic consumables Continued investment in our digital transformation: Partnership with Adobe to enhance our digital capabilities to form a deeper relationship with our customers EnvisonRx Commercial membership expected to increase in calendar 2020, having won over 360,000 new lives Narrowed Fiscal 2020 outlook Key Second Quarter FY 2020 Highlights 5

Q2 Fiscal 2020 Summary 6 ($ in millions, except per share amounts) Note: Data on this slide and throughout the presentation is on a continuing operations basis. 13 Weeks Ended August 31, 2019 13 Weeks Ended September 1, 2018 Revenue $ 5,366.3 $ 5,421.4 Net Loss $ (78.7) $ (352.3) Net Loss per Diluted Share $ (1.48) $ (6.67) Adjusted Net Income (Loss) per Diluted Share $ 0.12 $ (0.15) Adjusted EBITDA $ 134.2 2.50% $ 148.6 2.74%

Q2 - Fiscal 2020 Reconciliation of Net Loss to Adjusted EBITDA 7 ($ in thousands) 13 Weeks Ended August 31, 2019 13 Weeks Ended September 1, 2018 Net Loss $ (78,705) $ (352,348) Adjustments: Interest expense 60,102 56,233 Income tax expense (benefit) 27,628 (106,559) Depreciation and amortization 83,044 89,743 LIFO charge 7,504 3,358 Lease termination and impairment charges 1,471 39,609 Goodwill and intangible asset impairment charges - 375,190 Merger and Acquisition-related costs 514 19,031 Stock-based compensation expense 4,712 5,215 Restructuring-related costs 25,145 - Inventory write-downs related to store closings 3,149 1,300 Litigation settlement - 18,000 Gain on sale of assets, net (1,587) (4,965) Other 1,213 4,774 Adjusted EBITDA $ 134,190 $ 148,581 Percent of revenues 2.50% 2.74%

Q2 - Fiscal 2020 Reconciliation of Net Loss to Adjusted Net Income (Loss) 8 ($ in thousands, except per share amounts) 13 Weeks Ended August 31, 2019 13 Weeks Ended September 1, 2018 Net Loss $ (78,705) $ (352,348) Add back - Income tax expense (benefit) 27,628 (106,559) Loss before income taxes $ (51,077) $ (458,907) Adjustments: Amortization expense 26,596 32,500 LIFO charge 7,504 3,358 Goodwill and intangible asset impairment charges - 375,190 Merger and Acquisition-related costs 514 19,031 Restructuring-related costs 25,145 - Litigation settlement - 18,000 Adjusted income (loss) before income taxes $ 8,682 $ (10,828) Adjusted income tax expense (benefit) 2,394 (2,951) Adjusted net income (loss) $ 6,288 $ (7,877) Net loss per diluted share $ (1.48) $ (6.67) Adjusted net income (loss) per diluted share $ 0.12 $ (0.15)

Q2 - Fiscal 2020 Summary – Retail Pharmacy Segment 9 ($ in millions) (1) Refer to slides 11 and 12 for the reconciliations of these non-GAAP measures to their applicable GAAP measures. 13 Weeks Ended August 31, 2019 13 Weeks Ended September 1, 2018 Revenue $ 3,848.1 $ 3,911.5 Adjusted EBITDA Gross Profit (1) $ 1,045.3 27.16% $ 1,057.7 27.04% Adjusted EBITDA SG&A(1) $ 952.6 24.75% $ 954.1 24.39% Adjusted EBITDA $ 92.7 2.41% $ 103.6 2.65%

Retail Pharmacy Segment revenue decreased $63.4 million. Same store sales increased 0.4%, driven primarily by a 2.7% increase in same store prescription count. The script count increase was driven by the success of our clinical initiatives and immunization program. Adjusted EBITDA Gross Profit decreased $12.4 million and Adjusted EBITDA Gross Margin increased by 12 bps. Adjusted EBITDA gross profit decreased primarily due to the impact of front end same store sales declines on gross profit. Reimbursement rate pressure that the company faced in the second quarter was offset with generic drug cost savings and increases in prescriptions filled in comparable stores. Adjusted EBITDA SG&A was $1.5 million worse than the prior year. Adjusted EBITDA SG&A was negatively impacted by lower TSA fee income from WBA, partially offset by a decrease in store and corporate salaries and benefits. Q2 - Fiscal 2020 Summary – Retail Pharmacy Segment 10

Reconciliation of Adj. EBITDA Gross Profit – Retail Pharmacy Segment 11 ($ in millions) 13 Weeks Ended August 31, 2019 13 Weeks Ended September 1, 2018 Revenues $ 3,848.1 $ 3,911.5 Gross Profit 1,032.4 1,052.0 Addback: LIFO charge 7.5 3.4 Depreciation and amortization (COGS portion only) 2.2 2.3 Other 3.2 - Adjusted EBITDA Gross Profit $ 1,045.3 $ 1,057.7 Adjusted EBITDA Gross Profit as a percent of revenue 27.16% 27.04%

Reconciliation of Adj. EBITDA SG&A - Retail Pharmacy Segment 12 ($ in millions) 13 Weeks Ended August 31, 2019 13 Weeks Ended September 1, 2018 Revenues $ 3,848.1 $ 3,911.5 Selling, general and administrative expenses 1,044.8 1,068.9 Less: Depreciation and amortization (SG&A portion only) 65.0 68.4 Stock-based compensation expense 4.4 5.2 Merger and Acquisition-related costs 0.5 19.0 Restructuring-related costs 21.1 - Litigation settlement - 18.0 Other 1.2 4.2 Adjusted EBITDA SG&A $ 952.6 $ 954.1 Adjusted EBITDA SG&A as a percent of revenue 24.75% 24.39%

Pharmacy Services Segment Results 13 ($ in millions) Pharmacy Services Segment Results ($ in millions) 13 Weeks Ended August 31, 2019 13 Weeks Ended September 1, 2018 Revenues $ 1,579.1 $ 1,561.8 Cost of Revenues 1,467.1 1,452.3 Gross Profit 112.0 109.5 Selling, General and Administrative Expenses (90.7) (85.0) Addback: Depreciation and Amortization 15.9 20.5 Merger and Acquisition-related costs - - Restructuring-related costs 4.1 - Other 0.2 - Adjusted EBITDA - Pharmacy Services Segment $ 41.5 $ 45.0

Revenues increased $17.3 million due to an increase in our Medicare Part D revenues. Adjusted EBITDA decreased $3.5 million year-over-year. Pharmacy Services Segment adjusted EBITDA benefited from improvements in pharmacy network performance that were offset by the increases in SG&A expenses as we continued to invest for current and future growth. Q2 - FY 2020 Summary – Pharmacy Services Segment 14

Front End Sales Rx Sales Comparable Store Sales Growth 15 Script Count (1) (1) Script count growth shown on a 30-day equivalent basis. FY 2018 FY 2019 FY 2020 Excluding cigarette and tobacco products - 3.5% - 2.3% - 0.1% 1.6% 3.1% 2.1% 2.3% 1.5% - 0.5% - 0.6% - 1.8% - 0.1% - 1.5% - 1.9% - 0.3% - 1.8% 0.3% - 0.6% Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 - 2.4% - 1.8% - 1.5% 1.1% 2.4% 0.8% 3.7% 2.7%

Capitalization Table 16 ($ in thousands) Note: Debt in the capitalization table is shown net of unamortized debt issuance costs. August 31, 2019 March 2, 2019 Secured Debt: Senior secured revolving credit facility due December 2023 $ 1,228,294 $ 850,931 FILO term loan due December 2023 446,542 446,082 1,674,836 1,297,013 Unsecured Guaranteed Debt: 6.125% senior secured notes due April 2023 1,738,591 1,736,508 1,738,591 1,736,508 Unsecured Unguaranteed Debt: 7.7% notes due February 2027 293,788 293,705 6.875% fixed-rate senior notes due December 2028 127,390 127,358 421,178 421,063 Lease financing obligations 33,244 40,176 Total Debt: 3,867,849 3,494,760 Currend maturities of long-term debt and lease fiancing obligations (10,704) (16,111) Long-term debt & lease financing obligations, less current maturities 3,857,145 3,478,649 Total debt and lease financing obligations, continuing operations Less: current maturities of long-term debt and lease financing oblligations, continuing operations 3,867,849 3,494,760 Long-term debt & lease financing obligations, less current maturities, continuing operations (10,704) (16,111) $ 3,857,145 $ 3,478,649 Total Debt gross 3,909,734 3,541,666 Less: Unamortized debt issue costs (41,885) (46,906) Total Debt per balance sheet $ 3,867,849 $ 3,494,760

Pro Forma Leverage Ratio 17 ($ in thousands) August 31, 2019 Total Debt: $ 3,867,849 Less: Cash and cash equivalents (142,181) Less: Distribution center sale proceeds (157,063) Pro Forma Net Debt $ 3,568,605 LTM Adjusted EBITDA: Retail Pharmacy Segment 374,140 Pharmacy Services Segment 147,268 LTM Adjusted EBITDA $ 521,408 Pro Forma Leverage Ratio 6.84 Leverage Ratio in the Second Quarter has temporarily increased from 6.08 in the first quarter due to timing of the CMS receivable and seasonal inventory builds

FY 2020 Guidance 18 ($ in thousands) Guidance Range Low High Total Revenues $ 21,500,000 $ 21,900,000 Same store sales 0.00% 1.00% Gross Capital Expenditures $ 250,000 $ 250,000 Reconciliation of net loss to adjusted EBITDA: Net loss $ (275,000) $ (235,000) Adjustments: Interest expense 240,000 240,000 Income tax expense 35,000 35,000 Depreciation and amortization 340,000 340,000 LIFO charge 30,000 30,000 Lease termination and impairment charges 25,000 25,000 Restructuring-related costs 90,000 90,000 Other 25,000 25,000 Adjusted EBITDA $ 510,000 $ 550,000

FY 2020 Guidance (cont.) 19 ($ in thousands, except per share amounts) Guidance Range Low High Net loss $(275,000) $(235,000) Add back - income tax expense 35,000 35,000 Loss before income taxes (240,000) (200,000) Adjustments: Amortization expense 120,000 120,000 LIFO charge 30,000 30,000 Restructuring-related costs 90,000 90,000 Adjusted income before adjusted income taxes - 40,000 Adjusted income tax expense - 10,000 Adjusted net income $ - $ 30,000 Diluted adjusted net income per share $ 0.00 $ 0.56

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